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                                                                   EXHIBIT 10.10

                             ESTOPPEL CERTIFICATE

     Inco Homes Corporation, a Delaware corporation ("Inco"), and Overland Opportunity Fund, LLC, a California limited liability company ("Overland"), hereby represent and certify, for the reliance and benefit of Buyers (set forth in Exhibit "A"), as follows:

     1. Inco, as owner, and Overland, as optionee, have entered into that certain Option Agreement dated December 26, 1996 ("Option Agreement"), and the Option Agreement only pertains to and encumbers that certain real property consisting of approximately 71 acres of commercial property described as Lots 20, 21, 22 and 23 in Tract No. 13990, City of Victorville, County of San Bernardino, State of California, as per Plat recorded in Book 228 of Maps, Pages 76 through 84, inclusive, records of said county (the "Property"). A true and correct copy of the Option Agreement is attached hereto as Exhibit "B".

     2. The term of the Option Agreement has commenced and the Option Agreement is in full force and effect.

     3. There is no existing default on the part of either party to the Option Agreement. There is no state of facts, which with notice or the passing of time, or both, that could ripen into a default of either Inco or Overland under the Option Agreement.

     4. There have been no modifications to the Option Agreement, either in writing, by oral agreement, or by course of dealing between Inco and Overland.

     5. Overland acknowledges that Inco has sold the Property, along with other property, to Buyers pursuant to that certain Agreement for Purchase of Real Property dated June _____, 1997.

     6. The Notice provisions in the Option Agreement remain unchanged, however, all future Notices to Owner under the Option Agreement will be directed as follows:


                    c/o USA Commercial Real Estate Group
                    3900 Paradise Road, Suite 263
                    Las Vegas, Nevada  89121
                    Attn:  Thomas Hantges
                    Fax No.:  (702) 734-0163

     With a simultaneous copy to:

                    Goold, Patterson, DeVore & Rondeau
                    Attn:  Thomas J. DeVore
                    4496 South Pecos Road
                    Las Vegas, Nevada  89121
                    Fax No.:  (702) 436-2650
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     7.   This Estoppel Certificate may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     DATED this 11th day of June, 1997.



INCO HOMES CORPORATION              OVERLAND OPPORTUNITY FUND,
                                    LLC


By: /s/ Ira C. Norris               By:    FRED E. LIAO
   ------------------------------      ---------------------------------
    Ira C. Norris, President
                                    Its:   Managing Member
                                        --------------------------------

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                                  EXHIBIT "A"
                                     BUYERS
                                     ------


1.   MET PARTNERS, LLC, a Nevada
     limited liability company

2.   PALOMINO PARTNERS LIMITED
     PARTNERSHIP, a Nevada limited
     partnership

3.   C.E. Newby and Carole J. Newby,
     Trustees of the Newby 1984 Trust,
     dated 3/19/84

4.   Kim W. Gregory and Debbie R. Gregory,
     Trustees of the Gregory 1988 Trust

5.   William P.J. Mahon, Trustee of the
     William P.J. Mahon and Kathleen M.
     Mahon Family Trust

6.   Joseph D. Milanowski

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